SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2018

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

The Separation Agreement described in Item 5.02 below is incorporated in this Item 1.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The securities described in Item 5.02 below were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. In addition, the issuance did not involve any public offering; the Registrant made no solicitation in connection with the issuance of the Warrants and the warrantholder either received or had access to adequate information about the Registrant in order to make an informed investment decision.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NanoViricides, Inc. (the “Registrant”) previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended December 31, 2017, that Dr. Eugene Seymour, the Registrant’s then Chief Executive Officer, resigned as Chief Executive Officer and as a Director of the Company for personal reasons. The Registrant also disclosed that, as of the date of the report, the Registrant and Dr. Seymour had not yet entered into a separation agreement. On May 1, 2018, the Registrant and Dr. Seymour entered into a Confidential Separation Agreement and General Release (the “Agreement”) pursuant to which the Registrant will pay Dr. Seymour: severance payments at his current, prorated monthly salary, from January 27, 2018, the effective date of the resignation, through December 31, 2018, less applicable taxes and withholdings; a cash payment of $10,000 for up-front expenses; and warrants (the “Warrants”) to purchase 250,000 shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $2.00 per share, vesting in three, equal installments over three years with the last installment vesting on May 1, 2021. The Separation Agreement includes a general release of claims against the Registrant, obligations of confidentiality, non-disclosure, and non-disparagement.

Item 9.01	Financial Statements And Exhibits

Exhibit Number	Description

4.1	Form of Warrant

10.1	Confidential Separation Agreement and General Release

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: May 4, 2018	By:	/s/ Anil Diwan, PhD
Name: Anil Diwan, PhD
Title: President, Chairman of the Board of Directors